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                                                                    Exhibit 23.2

                          INDEPENDENT AUDITORS' CONSENT


We consent to the use in this Amendment No. 3 to Registration Statement No. 333-72593 of BUCA, Inc. and Subsidiaries on Form S-1 of our report dated February 17, 1999 appearing in the Prospectus, which is part of this Registration Statement.

We also consent to the reference to us under the headings "Selected Financial Data" and "Experts" in such Prospectus.




Minneapolis, Minnesota
April 15, 1999


                                           /s/ Deloitte & Touche LLP